                                                                    Exhibit 10.5

                               Rights Agreement
                               ----------------

     This Rights Agreement (the "Agreement") is entered into as of August 12, 1999, by and among buyingedge.com inc., a Connecticut corporation (the "Company"), Information Management Associates, Inc., a Connecticut corporation ("IMA"), and MarketNet, L.L.C., a Delaware limited liability company ("MarketNet"), and the individuals or entities listed on Schedule I hereto (the "Investors"). All outstanding shares of the Company of any class or series held by any shareholder, whether currently owned or acquired in the future, are referred to herein as the "Shares."

                                   RECITALS
                                   --------

     A. WHEREAS, the Company proposes to issue shares of Series A Preferred Stock (the "Series A Preferred Stock") to the Investors pursuant to that certain Series A Preferred Stock Purchase Agreement (the "Purchase Agreement") by and among the Company and the Investors of even date herewith;

     B. WHEREAS, IMA, MarketNet and the Company have entered into the Registration Rights Agreement dated May 25, 1999 pursuant to which the Company granted certain registration rights to IMA and MarketNet (the "Prior Rights Agreement").

     C. WHEREAS, to induce the Investors to enter into the Purchase Agreement, the Company, IMA, MarketNet and the Investors have agreed to enter into this Agreement to provide for certain rights, privileges and preferences in favor of the Investors, IMA and Marketnet.

                                   AGREEMENT
                                   ---------
     NOW, THEREFORE, in consideration of the foregoing and of the mutual promises and covenants contained herein, the parties agree as follows:

     Certain Definitions.  Terms used in this Article I, and not otherwise
     -------------------
defined, shall have the meanings assigned to them in the Purchase Agreement. The following terms shall have the following respective meanings:

          "Commission" shall mean the Securities and Exchange Commission or any
           ----------
other federal agency at the time administering the Securities Act.

          "Conversion Stock" means the Common Stock issued or issuable upon
           ----------------
conversion of the Series A Preferred Stock.

          "Exchange Act" shall mean the Exchange Act of 1934, as amended, or any
           ------------
similar federal statute and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

          "Holder" shall mean any party holding Registrable Securities and any
           ------
person holding Registrable Securities to whom the rights under this Article I have been transferred in accordance with Section 11 of this Article I.

          "Initiating Holders" shall mean any Holder or Holders of at least
           ------------------
twenty-five percent (25%) of the Registrable Securities.

          "Qualified IPO" means the first underwritten sale of the Company's
           -------------
securities to the public pursuant to a registration statement under the Securities Act in which the Company receives gross proceeds of not less than $20,000,000 and the offering price per share is at least $7.52, which price shall be proportionally adjusted to take into account any stock splits, stock dividends, recapitalization or similar event occurring after August 12, 1999 or upon a vote of a majority of the Series A Preferred Stock.

          "Registrable Securities" means (i) the Conversion Stock or (ii) stock
           ----------------------
issued in respect of the stock referred to in (i) as a result of a stock split, stock dividend, recapitalization or the like, and in the case of (i) and (ii) which has not been sold to the public or pursuant to Rule 144 promulgated under the Securities Act, excluding in all cases, however, (x) any securities for which the registration rights have terminated pursuant to Section 13 hereof and
(y) any Registrable Securities transferred by any person in a transaction in which the rights under this Article I are not assigned in accordance with this Agreement. Furthermore, solely for purposes of Sections 2, 3 and 5-13 of
Article I of this Agreement, the term "Registrable Securities" shall include shares of Common Stock held by IMA and MarketNet.

          The terms "register," "registered" and "registration" refer to a
                     --------    ----------       ------------
registration effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration or ordering of the effectiveness of such registration statement.

          "Registration Expenses" shall mean all expenses, except as included in
           ---------------------
Selling Expenses or as otherwise stated below, incurred by the Company in complying with Sections 2, 3 and 4 of this Article I, including, without limitation, all registration, qualification and filing fees, printing expenses, escrow fees, fees and disbursements of counsel for the Company, blue sky fees and expenses, the expense of any special audits incident to or required by any such registration (but excluding the compensation of regular employees of the Company which shall be paid in any event by the Company) and the reasonable fees and disbursements of one special counsel for all Holders in the event of each registration provided for in Sections 2, 3 and 4 of this Article I.

          "Securities Act" shall mean the Securities Act of 1933, as amended, or
           --------------
any similar federal statute and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

          "Selling Expenses" shall mean all underwriting discounts, selling
           ----------------
commissions and stock transfer taxes applicable to the securities registered by the Holders.

     Requested Registration.
     ----------------------

          Request for Registration.  Subject to the provisions of Section 2(b)
          ------------------------
below, if at any
time after the earlier of (i) six (6) months after the effective date of the Qualified IPO or (ii) August 12, 2002, the Company shall receive from Initiating Holders a written request that the Company effect any registration with respect to any of their Registrable Securities in which the anticipated aggregate proceeds is at least $5,000,000, the Company will:

               promptly give written notice of the proposed registration, qualification or compliance to all other Holders; and

               as soon as practicable, use commercially reasonable efforts to effect such registration, qualification or compliance (including, without limitation, appropriate qualification under applicable blue sky or other state securities laws and appropriate compliance with applicable regulations issued under the Securities Act and any other governmental requirements or regulations) as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any Holder or Holders joining in such request as are specified in a written request received by the Company within twenty (20) days after receipt of such written notice from the Company; provided, however, that the Company
                                         --------  -------
shall not be obligated to take any action to effect any such registration, qualification or compliance pursuant to this Section 2:

                    In any particular jurisdiction in which the Company would be required to execute a general consent to service of process in effecting such registration, qualification or compliance unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act;

                    Within ninety (90) days of the effective date of any registration statement pertaining to securities of the Company (other than a registration of securities in a Rule 145 transaction or with respect to an employee benefit plan), provided that the Company is actively employing in good faith all reasonable efforts to cause such registration statement to become effective;

                    After the Company has effected three (3) such registrations pursuant to this Section 2(a), and such registrations have been declared effective under the Securities Act; or

                    If the Company shall furnish to such Initiating Holders a certificate, signed by the President of the Company, stating that in the good faith judgment of the Board of Directors it would be detrimental to the Company or its shareholders for a registration statement to be filed in the near future, then the Company's obligation to use its commercially reasonable efforts to register, qualify or comply under this Section 2 shall be deferred for a period not to exceed one hundred twenty (120) days from the date of receipt of the written request from the Initiating Holders; provided, however, that the Company
                                             --------  -------
may not utilize this right more than once in any twelve (12) month period.

     Subject to the foregoing clauses through , the Company shall file a registration statement covering the Registrable Securities so requested to be registered as soon as practicable after receipt of the request or requests of the Initiating Holders.

          Underwriting.  In the event that a registration pursuant to this
          ------------
Section 2 is for a registered public offering involving an underwriting, the Company shall so advise the Holders as part of the notice given pursuant to
Section 2(a)(i) of this Article I. In such event, the right of any Holder to participate in such registration shall be conditioned upon such Holder's participation in the underwriting arrangements required by this Section 2(b), and the inclusion of such Holder's Registrable Securities in the underwriting to the extent requested shall be limited to the extent provided herein.

     The Company shall (together with all Holders proposing to distribute their securities through such underwriting) enter into an underwriting agreement in customary form with the managing underwriter selected for such underwriting by the Company and a majority in interest of the Initiating Holders. Notwithstanding any other provision of this Section 2, if the managing underwriter determines that marketing factors require limitation of the number of shares to be underwritten, the managing underwriter may limit the Registrable Securities to be included in such registration. The Company shall so advise all Holders and other holders, if any, distributing their securities through such underwriting and the number of shares of securities that may be included in the registration and underwriting (other than on behalf of the Company) shall be allocated among all Holders and such other holders (provided that such other holders have contractual rights to participate in such registration which are not subordinate to the Holders) in proportion, as nearly as practicable, to the respective amounts of Registrable Securities or other securities requested to be included in such registration by such Holders and such other holders; provided,
                                                                      --------
however, in no event shall the amount of Registrable Securities of the Holders
-------
included in the offering be reduced below fifty percent (50%) of the total amount of securities included in such offering (such 50% to be allocated among the participating Holders pro rata based on the amount of Registrable Securities
                          --- ----
owned by each Holder). No Registrable Securities excluded from the underwriting by reason of the managing underwriter's marketing limitation shall be included in such registration. To facilitate the allocation of shares in accordance with the above provisions, the Company or the managing underwriter may round the number of shares allocated to any Holder to the nearest one hundred (100) shares.

     If any Holder of Registrable Securities disapproves of the terms of the underwriting, such person may elect to withdraw therefrom by written notice to the Company, the managing underwriter and the Initiating Holders delivered at least twenty (20) days prior to the anticipated effective date of the registration statement. The Registrable Securities and/or other securities so withdrawn shall also be withdrawn from registration, and such securities shall not be transferred in a public distribution prior to ninety (90) days after the effective date of such registration, or such other longer period (not to exceed one hundred and eighty (180) days) of time as the managing underwriter may require.

     If the managing underwriter has not limited the number of Registrable Securities to be underwritten, the Company may include securities for its own account (or for the account of other purchasers) in such registration if the managing underwriter so agrees and if the number of Registrable Securities that would otherwise have been included in such registration and underwriting will not thereby be limited.

     If, pursuant to the provisions of this Section 2, the Company attempts to register Registrable Securities and a majority in interest of the Holders that requested such registration subsequently withdraw from such offering and, as a result, the offering of any Registrable Securities does not occur, then such withdrawal shall be deemed a demand registration for purposes of this Section 2 unless either (i) the withdrawal is due to material adverse information which was previously not known to the Holders or (ii) the Registration Expenses of the Company are fully reimbursed by the Holders.

     Company Registration.
     --------------------

          Notice of Registration.  If at any time or from time to time the
          ----------------------
Company shall determine to register any of its securities, either for its own account or the account of a security holder or holders, other than (i) a registration relating solely to employee benefit plans, (ii) a registration relating solely to a Commission Rule 145 transaction, (iii) a registration effected pursuant to Sections 2 or 4 of this Article I or (iv) a registration on any registration form that does not permit secondary sales or does not include substantially the same information as would be required to be included in a registration statement covering the sale of Registrable Securities, the Company will:

               promptly give to each Holder written notice thereof; and

               include in such registration (and any related qualification under blue sky laws or other compliance requirements), and in any underwriting involved therein, all the Registrable Securities specified in a written request or requests, made within fifteen (15) days after receipt of such written notice from the Company, by any Holder.

          Underwriting.  If the registration of which the Company gives notice
          ------------
is for a registered public offering involving an underwriting, the Company shall so advise the Holders as a part of the written notice given pursuant to Section 3(a)(i) above. In such event, the right of any Holder to participate in such registration shall be conditioned upon such Holder's participation in such underwriting to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall (together with the Company and any other holders distributing their securities through such underwriting) enter into an underwriting agreement in customary form with the managing underwriter selected for such underwriting by the Company, but subject to the reasonable approval of the Company's Board of Directors. Notwithstanding any other provision of this Section 3, if the managing underwriter determines that marketing factors require limitation of the number of shares to be underwritten, the managing underwriter may limit the Registrable Securities to be included in such registration. The Company shall so advise all Holders and other holders distributing their securities through such underwriting and the number of shares of securities that may be included in the registration and underwriting (other than on behalf of the Company) shall be allocated among all Holders and such other holders (provided that such other holders have contractual rights to participate in such registration which are not subordinate to the Holders) in proportion, as nearly as practicable, to the respective amounts of Registrable Securities or other securities requested to be included in such registration by such Holders and such other holders; provided, however, in no event shall the
                                     --------  -------
amount of Registrable Securities of the Holders included in the offering be reduced below twenty-five percent (25%) of the total amount of securities included in such offering (such 25% to be allocated among the participating Holders pro rata based on the amount
                                                    --- ----
of Registrable Securities owned by each Holder), unless (i) such offering is the Qualified IPO in which case the Holders may be excluded entirely if the managing underwriter makes the determination described above and all other holders of the Company's securities are first excluded entirely or (ii) the Holders holding a majority of the Registrable Securities consent in writing to such a reduction. To facilitate the allocation of shares in accordance with the above provisions, the Company may round the number of shares allocated to any Holder or holder to the nearest one hundred (100) shares. If any Holder or holder disapproves of the terms of any such underwriting, he may elect to withdraw therefrom by written notice to the Company and the managing underwriter delivered at least twenty
(20) days prior to the anticipated effective date of the registration statement. Any securities excluded or withdrawn from such underwriting shall be withdrawn from such registration, and shall not be transferred in a public distribution prior to ninety (90) days after the effective date of the registration statement relating thereto, or such other longer period (not to exceed one hundred and eighty (180) days) of time as the managing underwriter may require.

          Registration Rights of Officers and Directors.  Upon any sale by
          ---------------------------------------------
the Company of shares of its Common Stock to the public in a firmly underwritten public offering, any officer or director designated by the Company's Board of Directors shall be entitled to include any of his shares of Common Stock in any registration by the Company under this Section 3, provided that in the case of an officer or director who chooses to include any of his securities in such registration, such officer or director shall continue to serve the Company as an officer or director on the effective date of such registration statement, and such officer or director agrees to be bound by all other provisions of this Agreement and participate in any such registration on the same basis as each Holder in accordance with all applicable provisions of this Agreement (such persons are collectively referred to as "Employee-Holders"); provided, however,
                                                             --------  -------
that such officer or director shall have the number of shares that it or he may register limited by the managing underwriter before any Holder's Registrable Securities are so limited.

     Registration on Form S-3.
     ------------------------

          If Holders of at least 30% of the Registrable Securities request that the Company file a registration statement on Form S-3 (or any successor form to Form S-3) for a public offering of shares of the Registrable Securities the reasonably anticipated aggregate price to the public of which, net of underwriting discounts and commissions, would exceed $5,000,000, and the Company is a registrant entitled to use Form S-3 to register the Registrable Securities for such an offering, the Company shall use reasonable efforts to cause such Registrable Securities to be registered for the offering on such form and to cause such Registrable Securities to be qualified in such jurisdictions as the Holders may reasonably request. The substantive provisions of Section 2(b) of this Article I shall be applicable to each registration initiated under this
Section 4.

          Notwithstanding the foregoing, the Company shall not be obligated to take any action pursuant to this Section 4:

               with respect to more than one registration on For S-3 in any 12 month period;

               if Form S-3 (or a successor form) is not available for such offering;

               in any particular jurisdiction in which the Company would be required to execute a general consent to service of process in effecting such registration, qualification or compliance unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act;

               if the Company, within fourteen (14) days of the receipt of the request of the Holders, gives notice of its bona fide intention to effect the filing of a registration statement with the Commission within sixty (60) days of receipt of such request (other than with respect to a registration statement relating to a Rule 145 transaction, an offering solely to employees or any other registration which is not appropriate for the registration of Registrable Securities);

               within one hundred twenty (120) days of the effective date of any registration referred to in Sections 2 and 3 of this Article I, provided that the Company is actively employing in good faith all reasonable efforts to cause such registration statement to become effective; or

               if the Company shall furnish to such Holders a certificate, signed by the President of the Company, stating that in the good faith judgment of the Board of Directors it would be seriously detrimental to the Company or its shareholders for a registration statement to be filed in the near future, then the Company's obligation to use reasonable efforts to register, qualify or comply under this Section 4 shall be deferred for a period not to exceed one hundred twenty (120) days from the date of receipt of the written request from the Holder or Holders; provided, however, that the Company may not utilize this
                       --------  -------
right more than once in any twelve (12) month period.

     Limitations on Subsequent Registration Rights.  From and after the date
     ---------------------------------------------
date hereof, without the approval of the holders of a majority of the Registrable Securities, the Company shall not enter into any agreement granting any holder or prospective holder of any securities of the Company registration rights equal to or superior to those of the Holders. Upon obtaining such approval, the Company will grant the Holders any rights of first refusal or registration rights granted to subsequent purchasers of the Company's equity securities to the extent such subsequent rights are superior, in the good faith judgment of the Company's Board of Directors, to those rights granted in connection with the issuance of the Series A Preferred Stock to the Holders. Nothing in this Section 5 shall be deemed to restrict the Company's right to grant registration rights to individual Employee-Holders pursuant to Section 3(c) of this Article I, or registration rights to other purchasers of the Company's securities that are not superior to, and in no way interfere with, those registration rights granted to the Holders.

     Expenses of Registration.  Except as otherwise provided herein, all
     ------------------------
Registration Expenses incurred in connection with all registrations pursuant to Sections 2, 3 and 4 of this Article I shall be borne by the Company. Unless otherwise stated, all Selling Expenses relating to securities registered on behalf of the Holders shall be borne by the Holders of such securities pro rata on the basis of the number of shares so registered.

     Registration Procedures.  In the case of each registration, qualification
     -----------------------
or compliance effected by the Company pursuant to this Article I, the Company will keep each Holder advised in writing as to the initiation of each registration and as to the completion thereof. At its expense, the Company will:

          Prepare and file with the Commission a registration statement with respect to such securities and use its best efforts to cause such registration statement to become and remain effective until the distribution described in the registration statement has been completed.

          Furnish to the Holders participating in such registration and to the underwriters of the securities being registered such reasonable number of copies of the registration statement, preliminary prospectus, final prospectus and such other documents as such Holders and underwriters may reasonably request in order to facilitate the public offering of such securities.

          Prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement.

          Use its best efforts to register and qualify the securities covered by such registration statement under such other securities or blue sky laws of such jurisdictions as shall be reasonably requested by the Holders, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions.

          In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering.

         Use its best efforts to notify each Holder of Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

          Use its best efforts to furnish, at the request of any Holder requesting registration of Registrable Securities pursuant to this Article I, on the date that such Registrable Securities are delivered to the underwriters for sale in connection with a registration pursuant to this Article I, if such securities are being sold through underwriters, or, if such securities are not being sold through underwriters, on the date that the registration statement with respect to such securities becomes effective, (i) an opinion, dated such date, of the counsel representing the Company for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering, addressed to the underwriters, if any, and to the Holders requesting registration of Registrable Securities and (ii) a letter, dated such date, from the independent certified public accountants of the Company, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the underwriters, if any, and to the Holders requesting registration of Registrable Securities.

     Indemnification.
     ---------------

          To the extent permitted by law, the Company will indemnify each Holder, each of its officers and directors and partners, and each person controlling such person within the meaning of Section 15 of the Securities Act, with respect to which registration, qualification or compliance has been effected pursuant to this Article I, and each underwriter, if any, and each person who controls any underwriter within the meaning of Section 15 of the Securities Act, against all expenses, claims, losses, damages or liabilities (or actions in respect thereof), including any of the foregoing incurred in settlement of any litigation, commenced or threatened, arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any registration statement, prospectus, offering circular or other document, or any amendment or supplement thereto, incident to any such registration, qualification or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, or any violation by the Company of the Securities Act or any rule or regulation promulgated under the Securities Act applicable to the Company in connection with any such registration, qualification or compliance, and the Company will reimburse each such Holder, each of its officers and directors and partners, and each person controlling such Holder, each such underwriter and each person who controls any such underwriter, for any legal and any other expenses reasonably incurred in connection with investigating, preparing or defending any such claim, loss, damage, liability or action, provided that the indemnity agreement contained in this Section 8(a) shall not apply to amounts paid in settlement of any such claim, loss, damage, liability or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable to any such Holder in any such case to the extent that any such claim, loss, damage, liability or action arises out of or is based on (i) any untrue statement or omission (or alleged untrue statement or omission), made in reliance upon and in conformity with written information furnished to the Company by such Holder, any of its officers and directors and partners, controlling person of such Holder, underwriter or controlling person of such underwriter and stated to be specifically for use therein or the preparation thereby or (ii) use or delivery by such Holder, controlling person or underwriter of a prospectus other than the most current prospectus made available to such Holder, controlling person or underwriter by the Company.

          To the extent permitted by law, each Employee-Holder will, if Registrable Securities held by such Employee-Holder are included in the securities as to which such registration, qualification or compliance is being effected, indemnify the Company, each of its directors and officers, each Holder, each of its officers and directors and partners and each person controlling such other Holder within the meaning of Section 15 of the Securities Act, each underwriter, if any, of the Company's securities covered by such a registration statement, each person who controls the Company or such underwriter within the meaning of Section 15 of the Securities Act, and each other such Employee-Holder against all expenses, claims, losses, damages and liabilities (or actions in respect thereof), including any of the foregoing incurred in settlement of any litigation, commenced or threatened, arising out of or based on (i) any untrue statement (or alleged untrue statement) of a material fact contained in any registration statement, prospectus, offering circular or other document, or any amendment or supplement thereto, incident to any such registration, qualification or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading or (ii) use or delivery by such Employee-Holder of a prospectus other than the most current prospectus made available to such Employee-Holder by the Company, and will reimburse the Company, such Holder, each of its directors, officers, partners, and each person controlling such Holder or the Company, each such underwriter and each person who controls any such underwriter for any legal and any other expenses reasonably incurred in connection with investigating, preparing or defending any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular, other document, amendment or supplement in reliance upon and in conformity with written information furnished to the Company by such Holder and stated to be specifically for use therein or the preparation thereby. Notwithstanding the foregoing, the liability of each Employee-Holder under this subsection (b) shall be limited to an amount equal to the aggregate net proceeds received by such Employee-Holder from the shares sold by such Employee-Holder in the offering in question, unless such liability arises out of, or is based on willful conduct by, such Employee-Holder.

          To the extent permitted by law, each Holder will, if Registrable Securities held by such Holder are included in the securities as to which such registration, qualification or compliance is being effected, indemnify the Company, each of its directors and officers, each underwriter, if any, of the Company's securities covered by such a registration statement, each person who controls the Company or such underwriter within the meaning of Section 15 of the Securities Act, and each other such Holder, each of its officers and directors and partners and each person controlling such other Holder within the meaning of
Section 15 of the Securities Act, against all expenses, claims, losses, damages and liabilities (or actions in respect thereof), including any of the foregoing incurred in settlement of any litigation, commenced or threatened, arising out of or based on (i) any untrue statement (or alleged untrue statement) of a material fact contained in any registration statement, prospectus, offering circular or other document, or any amendment or supplement thereto, incident to any such registration, qualification or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or (ii) use or delivery by such Holder of a prospectus other than the most current prospectus made available to such Holder by the Company, and will reimburse the Company, such Holder, each of its directors, officers, partners, and each person controlling such Holder or the Company, each such underwriter and each person who controls any such underwriter for any legal and any other expenses reasonably incurred in connection with investigating, preparing or defending any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular, other document, amendment or supplement in reliance upon and in conformity with written information furnished to the Company by such Holder and stated to be specifically for use therein or the preparation thereby. Notwithstanding the foregoing, the liability of each Holder under this subsection (c) shall be limited to an amount equal to the aggregate net proceeds received by such Holder from the shares sold by such Holder in the offering in question, unless such liability arises out of, or is based on willful conduct by, such Holder.

          Each party entitled to indemnification under this Section 8 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not be withheld unreasonably), and the Indemnified Party may participate in such defense at such party's expense; provided however, that the Indemnified Party shall have the
                 -------- -------
right to retain its own counsel, with fees and expenses to be paid by the Indemnifying Party, if representation of such Indemnified Party by the counsel retained by the Indemnifying Party would not be appropriate due to actual or potential differing interests between such Indemnified Party and any other party represented by such counsel in such proceeding, and provided further that the failure of any Indemnified Party to give notice as provided herein shall relieve the Indemnifying Party of its obligations under this Section 8 to the extent (but only to the extent) that the failure to give such notice is materially prejudicial to an Indemnifying Party's ability to defend such action, and provided further that the Indemnifying Party shall not assume the defense for matters as to which there is a conflict of interest or material separate and different defenses. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation.

     Information by Holder.  The Holders of securities included in any
     ---------------------
registration shall furnish to the Company such information regarding such Holders, the Registrable Securities held by them and the distribution proposed by such Holders as the Company may request in writing and as shall be required in connection with any registration, qualification or compliance referred to in this Article I.

     Rule 144 Reporting.  With a view to making available the benefits of
     ------------------
certain rules and regulations of the Commission which may at any time permit the sale of the Registrable Securities to the public without registration, after such time as a public market exists for the Common Stock of the Company, the Company agrees to use its best efforts to:

          Make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act, at all times after the effective date that the Company becomes subject to the reporting requirements of the Securities Act or the Exchange Act.

          Use its best efforts to file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements);

          So long as a Holder owns any Registrable Securities, furnish to the Holder forthwith upon request a written statement by the Company as to its compliance with the reporting requirements of said Rule 144 (at any time after ninety (90) days after the effective date of the first registration statement filed by the Company for an offering of its securities to the general public), and of the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements), a copy of the most recent annual or quarterly report of the Company, and such other reports and documents of the Company and other information in the possession of or reasonably obtainable by the Company as the Holder may reasonably request in availing itself of any rule or regulation of the Commission allowing the Holder to sell any such securities without registration.

     Transfer of Registration Rights.  The rights to cause the Company to
     -------------------------------
register securities granted to the Holders under Sections 2, 3 and 4 of this
Article I and the rights set forth in Articles II and III herein may be assigned to a transferee or assignee reasonably acceptable to the Company in connection with any transfer or assignment of Registrable Securities by the Holder provided that the transferor provides the Company with written notice of the proposed transfer, the transferee agrees in writing to be bound by the provisions of this
Article I and all of the terms and conditions contained in the Purchase Agreement and: (i) the transferee either acquires all of the transferor's Registrable Securities not sold to the public or the transferee acquires 100,000 shares (adjusted for stock splits) of the transferor's Registrable Securities not sold to the public or (ii) the transferee is a partner, shareholder, affiliated entity or related fund of the Holder.

     Standoff Agreement.  Each Holder hereby agrees in connection with any
     ------------------
public offering of the Company's securities that, upon request of the Company or the underwriters managing any underwritten offering of the Company's securities, that such Holder will not sell, make any short sale of, loan, grant any option for the purchase of, or otherwise transfer or dispose of or reduce such Holder's market risk with respect to any Registrable Securities or other shares of stock of the Company then owned by such Holder (other than those included in the registration) without the prior written consent of the Company or such underwriters, as the case may be, for such period of time as determined by the Company and its underwriters (not to exceed a period commencing upon the date of the final prospectus for such registration and ending one hundred eighty (180) days thereafter); provided, that the executive officers and directors of the Company and their affiliates who own stock of the Company and any shareholder holding more than one percent (1%) of the outstanding voting securities of the Company are also bound by such restrictions. Each Holder agrees to execute any confirmation of such stand-off agreement that may be reasonably requested by the underwriters.

     Termination.  Any registration rights granted pursuant to this Article II
     -----------
shall terminate with respect to any Holder upon the earlier of: (i) five (5) years after the closing date of the Qualified IPO or (ii) after the Qualified IPO, when all remaining Registrable Securities held or entitled to be held by such Holder could be sold under Rule 144 (or similar or successor rule) during any three (3) month period.

                            RIGHT OF FIRST REFUSAL
                            ----------------------

     Right of Purchase.  The Company hereby grants to each Investor, so long as
     -----------------
such Investor shall own, of record or beneficially, or have the right to acquire from the Company, any Registrable Securities, the right to purchase all or part of such Investor's pro rata share of New Securities (as defined in Section 2 of
                   --- ----
Article II) which the Company, from time to time, proposes to sell and issue to any person or entities (each an "Additional Investor"). A pro rata share, for
                                                          --- ----
purposes of this preemptive right, is the ratio of the number of shares of Registrable Securities the Investor owns or has the right to acquire from the Company to the total number of shares of Registrable Securities (calculated as if converted into Common Stock) and Common Stock then outstanding.

     Definition of New Securities.  "New Securities" shall mean any capital
     ----------------------------
stock of the Company, whether now authorized or not, and any rights, options or warrants to purchase capital stock, and securities of any type whatsoever that are, or may become convertible into or exchangeable for capital stock, issued on or after the date hereof; provided that the term "New Securities" does not
                          -------- ----
include: (i) Registrable Securities (as defined in Article I); (ii) the aggregate number of stock options (or shares of Common Stock) permitted under
Article IV(B)(6)(b)(i)(A) of the Amended and Restated Certificate of Incorporation of the Company (the "Amended Certificate"); (iii) capital stock issued pursuant to Article IV(B)(6)(b)(i)(B) or (C) of the Amended Certificate;
(iv) capital stock issued in connection with bona fide acquisitions, mergers, strategic partnerships or similar transactions, the terms of which are approved by the Company's Board of Directors, including at least one of the directors appointed by the holders of Series A Preferred Stock; (v) capital stock issued upon conversion or exercise of securities outstanding as of the date hereof (including Series A Preferred Stock) (or capital stock issuable upon conversion of such capital stock); and (vi) securities offered by the Company to the public pursuant to a registration statement filed under the Securities Act.

     Notice from the Company.  In the event the Company proposes to
     -----------------------
undertake an issuance of New Securities, it shall give each Investor entitled to a preemptive right hereunder written notice of its intention, describing the type of New Securities and the price and the terms upon which the Company proposes to issue the same. Such Investor shall have twenty (20) business days from the date any such notice is given to agree to purchase up to its pro rata
                                                                      --- ----
share of such New Securities (and any over-allotment amount pursuant to the operation of Section 4 hereof) for the price and upon the terms specified in the notice by giving written notice to the Company and stating therein the quantity of New Securities to be purchased.

     Over-Allotment.  In the event an Investor fails to exercise his or its
     --------------
pro rata share within said twenty (20) day period, the Company will give the Investors who did so agree (the "Electing Investors") notice of the number of shares that were not subscribed for. Such notice may be by telephone if followed by written confirmation (facsimile permitted) within two (2) business days. The Electing Investors shall have ten (10) business days from the date of such notice to agree to purchase pro rata (as defined in Section 1 above) all of
                                 --- ----
the New Securities not purchased by the non-purchasing Investors.

     Sale by the Company.  In the event the Investors fail to exercise in full
     -------------------
their preemptive right (after giving effect to the over-allotment provision of Section 4 hereof), the Company shall have ninety (90) days thereafter to sell the New Securities with respect to which the Investors' Right of First Refusal was not exercised, at a price and upon terms no more favorable to the Additional Investor thereof than specified in the Company's original notice to the Investors. To the extent the Company does not sell all the New Securities offered within said ninety (90) day period, the Company shall not issue or sell such New Securities without first again offering such securities in the manner provided by this Article II.

     Termination of Rights.  The rights granted under this Article II will
     ---------------------
terminate (and shall not apply in connection with): (i) immediately prior to the Qualified IPO; (ii) upon the acquisition of all or substantially all the assets of the Company; or (iii) upon a merger, consolidation or other reorganization in which the Company is not the surviving corporation or which constitutes a Liquidation, as that term is defined in the Amended Certificate.


                                OTHER COVENANTS
                                ---------------

     Affirmative Covenants of the Company.  The Company covenants and agrees
     ------------------------------------
that it will observe the following covenants on and after the date hereof and until such covenants terminate in accordance with Section 3 herein.

          Accounts and Reports.  The Company will, and will cause any of its
          --------------------
subsidiaries to, maintain a standard system of accounts in accordance with generally accepted accounting principles consistently applied, and the Company will, and will cause each of its subsidiaries to, keep full and complete financial records. The Company will furnish to each Investor the information set forth in this Section 1(a):

               Within ninety (90) days after the end of each fiscal year, a copy of the consolidated and consolidating balance sheet of the Company and its subsidiaries as at the end of such year, together with consolidated and consolidating statements of income, shareholders' equity and cash flow of the Company and its subsidiaries for such year, setting forth in each case in comparative form the corresponding figures for the preceding fiscal year, all in reasonable detail and duly certified by independent public accountants of national recognition selected by the Board of Directors of the Company;

               Within thirty (30) days after the end of each calendar month, a preliminary consolidated and consolidating balance sheet of the Company and its subsidiaries as of the end of such month and preliminary consolidated and consolidating statements of income, shareholders' equity and cash flow for such month and for the period commencing at the end of the previous fiscal year and ending with the end of such month, setting forth in each case in comparative form the corresponding figures for the corresponding period of the preceding fiscal year, all in reasonable detail;

               At least thirty (30) days prior to the end of each fiscal year, a copy of the operating plan and budget for the next fiscal year required under
Section 1(d) of this Article III, in a form acceptable to the Investors;

               Promptly upon receipt thereof, any written report, so called "management letter," and any other communication submitted to the Company or any subsidiary by its independent public accountants relating to the business, prospects or financial condition of the Company and its subsidiaries; and

               Promptly after the commencement thereof, notice of (i) all actions, suits and proceedings before any court or governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, affecting the Company (or any subsidiary) which, if successful, would represent a Material Adverse Change as defined in the Purchase Agreement; and (ii) all material defaults by the Company or any subsidiary (whether or not declared) under any agreement for money borrowed (unless waived or cured within applicable grace periods).

          Maintenance of Key Man Insurance. Unless otherwise determined by the
          --------------------------------
unanimous consent of the Board of Directors, the Company will, at its expense,
(i) use commercially reasonable efforts to obtain within 90 days after the date of this Agreement, and to maintain a life insurance policy with a responsible and reputable insurance company payable to the Company on the life of Gary R. Martino, the Company's Chief Executive Officer, in the face amount of $2,000,000, or such other amount as the Board of Directors (including at least one of the directors elected by the Holders of Series A Preferred Stock) may determine, with the beneficiary of such policy (or policies) to be the Company and (ii) will maintain the policy and will not cause or permit any assignment of the proceeds of the policy and will not borrow against the policy. The Company will add one designee of the Investors as a notice party to the policy, and will request that the issuer of the policy provide such designee with ten (10) days' notice before the policy is terminated (for failure to pay premium or otherwise) or assigned, or before any change is made in the designation of the beneficiary thereof.

          Inspection.  At any reasonable time during normal business hours
          ----------
and from time to time, but not more frequently than once per calendar quarter for the Investors and transferees of the Investors, the Company (and each of its subsidiaries) will permit any Investor, or any transferee thereof, or any of such Investor's agents or representatives of the foregoing, to examine and make copies of and extracts from the records and books of account of and visit the properties of the Company (and any of its subsidiaries) and to discuss the Company's affairs, finances and accounts with any of its officers or directors; provided that any person or persons exercising rights under this Section 1(c)
-------- ----
shall (i) use all reasonable efforts to ensure that any such examination or visit results in a minimum of disruption to the operations of the Company and
(ii) agree in writing to keep any proprietary information of the Company disclosed to such person in the course of such inspection confidential in a manner consistent with prudent business practices and treatment of such person's or persons' own confidential information and not use such proprietary information for any purpose other than in connection with such Investor's or such transferee's ownership of an interest in the Company. The rights granted under this Section 1(c) shall be in addition to any rights that any Investor may have under applicable law in its capacity as an owner of equity capital of the Company.

          Board Approval.  At least thirty (30) days prior to the end of each
          --------------
fiscal year, the Company will prepare and submit to its Board of Directors for its approval prior to such year end an operating plan and budget, cash flow projections and profit and loss projections, all itemized in reasonable detail for the immediately following year.

          Financings.  The Company will promptly provide to the Board of
          ----------
Directors the details and terms of, and any brochures or investment memoranda prepared by the Company, related to any possible financing of any nature for the Company (or any of its subsidiaries), whether initiated by the Company or any other person.

          Board of Directors Matters.  The Directors shall schedule regular
          --------------------------
meetings, which initially shall be not less frequently than once every month unless otherwise agreed to by a majority of the members of the Board of Directors, which majority shall include the directors designated by @Ventures under the Amended Certificate. The Company shall reimburse all directors for all direct out-of-pocket expenses reasonably and customarily incurred by such directors in attending such meetings. In addition to approving all material transactions, policies and other matters normally approved by a board of directors under applicable state law, the Board of Directors shall approve each of the following: (i) significant (as defined from time to time by the Company's Board of Directors) distribution, licensing or other arrangements or contracts, (ii) new indebtedness, other than bank borrowing in the ordinary course of business, (iii) material changes in executive compensation, (iv) the Company's annual operating plan and budget (as provided for in Section 1(d) of this Article III herein), (v) capital expenditures in excess of amounts indicated in the annual plan or capital budget, (vi) searches for new senior executive officers and (vii) the granting of stock options.

          Board Size and Composition. Provisions for the size and composition of the Company's Board are set forth in the Amended Certificate and the Company's Bylaws, as the case may be.

          Compensation Committee.  The Company will establish and maintain a
          ----------------------
Compensation Committee of the Board of Directors. The Compensation Committee will make recommendations to the full Board of Directors for such matters as management compensation, Company benefit plans, and matters relating to the Company's option plans. The Compensation Committee will consist of three members of the Board of Directors, including a representative of IMA, the director appointed by @Ventures and an outside director.

          Audit Committee.  The Company will establish and maintain an Audit
          ---------------
Committee which will consist of the director appointed by @Ventures and two other non-management directors.

          Employee Matters.  The Company shall have each officer, director,
          ----------------
employee and consultant of the Company execute the Company's standard form of proprietary information and inventions agreement, which form shall be reasonably acceptable to the Investors. The Company will use commercially reasonable efforts to prevent any employee from violating the proprietary information and inventions agreement entered into between the Company and each of its employees. The Company shall use commercially reasonable efforts to ensure that the Company's employees, during the term of their employment with the Company, do not engage in activities which would result in a conflict of interest with the Company. The form of proprietary information and inventions agreement shall contain a provision which provides that each employee shall not compete with the Company for one (1) year following termination from the Company.

          (K)  Directors' and Officers' Indemnification Insurance.  The Company
               --------------------------------------------------
shall purchase and maintain directors' and officers' indemnification insurance, provided that the Board of Directors (including at least one of the directors elected by the holders of Series A Preferred Stock) determines that such insurance can be obtained and maintained on commercially reasonable terms. The Company will indemnify each of the directors to the maximum extent permitted under Connecticut law.

          (l)  Vesting of Common Stock.  Future issuances of Common Stock to
               -----------------------
employees and consultants will vest at the rate of twenty five percent (25%) after one year and 1/48 per month thereafter, although the Board may elect to modify this vesting schedule in certain cases.

     2.   Negative Covenants of the Company.  Without limiting any other
          ---------------------------------
covenants and provisions hereof, the Company covenants and agrees that it will observe the following covenants on and after the date hereof:

          (a)  Dealings with Affiliates.  Without the approval of its Board of
               ------------------------
Directors, including the approval of at least one of the directors appointed by the holders of Series A Preferred Stock, the Company will not enter into any transaction, including, without limitation, any loans or extensions of credit or royalty agreements, with any officer or director of the Company or any subsidiary or holder of any class of capital interest or capital stock of the Company, or any member of their respective immediate families or any corporation or other entity directly or indirectly controlled by one or more of such officers, directors, members or shareholders or members of their immediate families, except for (i) advances in reasonable amounts made to employees of the Company or any subsidiary for valid business purposes, provided that such advances are repaid to the Company within ninety (90) days, (ii) salaries approved by the Compensation Committee of the Board of Directors, (iii) grants of options to purchase shares of Common Stock approved by the Compensation Committee of the Board of Directors, and (iv) reimbursements of business-related expenses upon receipt by the Company of appropriate supporting documentation and
(v) transactions pursuant to the Services Agreement, dated as of May 25, 1999 (the "Services Agreement"), a Space Sharing Agreement, dated as of May 25, 1999 (the "Space Sharing Agreement"), a Software Licensing, Marketing and Non-Competition Agreement, dated as of May 25, 1999 (the "Marketing Agreement") and a Registration Rights Agreement, dated as of May 25, 1999 (the "Registration Rights Agreement").

          (b)  Stock Options.  The Company will not issue shares of its capital
               -------------
stock to any employee, consultant or director of the Company or any subsidiary and will not grant any options, rights or warrants to acquire capital stock in the Company to any employee, consultant or director of the Company or any subsidiary, except that up to an aggregate of 4,816,183 options, which have been reserved under the Company's 1999 Employee and Consultant Stock Option Plan and 1999 Stock Option Plan (or as the Board of Directors may approve an increase in such reserve, provided that at least one of the directors appointed by the holders of Series A Preferred Stock approves such increase), may be issued to directors or employees of, or consultants to, the Company upon approval by the Company's Board of Directors; provided that such options are issued pursuant to agreements the form of which has been approved by the Board of Directors.

          (c)  Compensation; Consulting and Other Agreements.  Except as
               ---------------------------------------------
approved by the Company's Board of Directors, the Company shall not pay to its management or consultants compensation in excess of that compensation customarily paid to management and consultants in companies of similar size, of similar maturity, in similar business and located in a similar geographic area, all as determined by the Compensation Committee of the Board of Directors, which determination shall be conclusive with respect to the provisions of this Section 2(c).

     3.   Termination of Article III.  The rights and restrictive covenants
          --------------------------
contained in this Article III will terminate (and will not apply in connection with): (i) immediately prior to the Qualified IPO or (ii) upon the acquisition of all or substantially all the assets of the Company.


                              GENERAL PROVISIONS
                              ------------------

     1.   Specific Enforcement.  Each Investor expressly agrees that the other
          --------------------
Investors and the Company may be irreparably damaged if this Agreement is not specifically enforced. Upon a breach or threatened breach of the terms, covenants and/or conditions of this Agreement by any Investor, the other Investors and the Company shall, in addition to all other remedies, each be entitled to apply for a temporary or permanent injunction, and/or a decree for specific performance, in accordance with the provisions hereof.

     2.   Notices.  All notices, requests, consents, reports and demands shall
          -------
be in writing and shall be deemed to be given if hand delivered, sent by facsimile or other electronic medium, (including e-mail) or deposited in the U.S. Mail or with a nationally recognized overnight courier, postage prepaid, and addressed to the Company or the Investors at the address set forth on
Schedule I hereto or to such other address as may be furnished in writing to the other parties hereto.

     3.   Entire Agreement and Amendments.  This Agreement constitutes the
          -------------------------------
entire agreement of the parties with respect to the subject matter hereof. Neither this Agreement nor any provision hereof may be waived, modified, amended or terminated except by a written agreement signed by the parties hereto; provided, however, that the Company and the Investors holding, in the aggregate,
--------  -------
fifty percent (50%) in interest of the Registrable Securities held by all Investors may effect any such waiver, modification, amendment or termination on behalf of all of the other Investors, holders and other parties hereto or beneficiaries hereof, so long as the effect of any such waiver, modification, amendment or termination affects all Investors on a comparable basis. Each of the Investors represents that such Investor is not a party to any other agreement that would prevent such Investor from performing Investor's obligations hereunder. No waiver of any breach or default hereunder shall be considered valid unless in writing, and no such waiver shall be deemed to be a waiver of any subsequent breach or default of the same or similar nature.

     4.   Governing Law; Successors and Assigns.  This Agreement shall be
          -------------------------------------
governed by the
internal laws of the State of Connecticut without giving effect to the conflicts of laws principles thereof and, except as otherwise provided herein, shall be binding upon the heirs, personal representatives, executors, administrators, successors and assigns of the parties, including without limitation, any successor corporation to the business, employees and assets of the parties hereto.

     5.   Severability.  If any provision of this Agreement shall be held to be
          ------------
illegal, invalid or unenforceable, such illegality, invalidity or unenforceability shall attach only to such provision and shall not in any manner affect or render illegal, invalid or unenforceable any other provision of this Agreement, and this Agreement shall be carried out as if any such illegal, invalid or unenforceable provision were not contained herein.

     6.   Captions.  Captions are for convenience only and are not deemed to be
          --------
part of this Agreement.

     7.   Counterparts.  This Agreement may be executed in two or more
          ------------
counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     8.   Termination of Prior Rights Agreement.  IMA, MarketNet and the Company
          -------------------------------------
hereby agree that any and all rights granted to IMA and MarketNet under the Prior Rights Agreement are terminated and superseded in their entirety by the rights contained in this Agreement.

                 [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, this Rights Agreement has been executed as of the date and year first above written.


                                    COMPANY:

                                    buyingedge.com inc.


                                    By:

                                    Name:_

                                    Title:


                                    PRIOR RIGHTS HOLDERS

                                    Information Management Associates, Inc.


                                    By:

                                    Name:_

                                    Title:


                                    MarketNet, L.L.C.


                                    By:

                                    Name:_

                                    Title:



                      SIGNATURE PAGE TO RIGHTS AGREEMENT

                                    INVESTORS:

                                    CMG@VENTURES III, LLC


                                    By:

                                    Name: Andy Hajducky

                                    Title: General Partner

                                    Address: 100 Brickstone Square, 5th Floor
                                             Andover, MA 01810


                                    @VENTURES III, L.P.


                                    By:

                                    Name: Brad Garlinghouse

                                    Title: General Partner

                                    Address: 3000 Alpine Road
                                             Menlo Park, CA 94028


                                    @VENTURES INVESTORS, LLC.


                                    By:

                                    Name:  Andy Hajducky

                                    Title: General Partner

                                    Address: 100 Brickstone Square, 5th Floor
                                             Andover, MA 01810




                      SIGNATURE PAGE TO RIGHTS AGREEMENT

                                    WAND EQUITY PORTFOLIO FUND II L.P.

                                    By:

                                    Name:

                                    Title:

                                    Address: c/o Wand Partners LLC
                                             630 Fifth Avenue, Suite 2435
                                             New York, NY 10111


                                    WAND AFFILIATES FUND L.P.

                                    By:

                                    Name:

                                    Title:

                                    Address: c/o Wand Partners LLC
                                             630 Fifth Avenue, Suite 2435
                                             New York, NY 10111


                                    MADRONA INVESTMENT GROUP L.L.C.

                                    By:

                                    Name:

                                    Title:

                                    Address: 1000 Second Avenue
                                             Suite 3700
                                             Seattle, WA 98104



                      SIGNATURE PAGE TO RIGHTS AGREEMENT

                                    AMICUS CAPITAL, LLC

                                    By:

                                    Name:

                                    Title:

                                    Address: 188 The Embarcadero, Third Floor
                                             San Francisco, CA 94105




                      SIGNATURE PAGE TO RIGHTS AGREEMENT

                                  Schedule I
                                  ----------

                                   INVESTORS
                                   ---------

                               Name and Address
                               ----------------

                             CMG@Ventures III, LLC
                       100 Brickstone Square, 5th Floor
                               Andover, MA 01810
                              Fax: (978) 684-3672
                             Attn.: Andy Hajducky

                              @Ventures III, L.P.
                               3000 Alpine Road
                         Menlo Park, California 94028
                             Fax: (650) 233-0506
                           Attn.: Brad Garlinghouse

                           @Ventures Investors, LLC
                       100 Brickstone Square, 5th Floor
                               Andover, MA 01810
                              Fax: (978) 684-3672
                             Attn.: Andy Hajducky

                      Wand Equity Portfolio Fund II L.P.
                             c/o Wand Partners LLC
                               630 Fifth Avenue
                                  Suite 2435
                              New York, NY 10111

                           Wand Affiliates Fund L.P.
                             c/o Wand Partners LLC
                               630 Fifth Avenue
                                  Suite 2435
                              New York, NY 10111

                        Madrona Investment Group L.L.C.
                              1000 Second Avenue
                                  Suite 3700
                               Seattle, WA 98104

                                    Amicus
                       188 The Embarcadero, Third Floor
                            San Francisco, CA 94105